SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 21, 2001

FLEXIINTERNATIONAL SOFTWARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23453	06-1309427

(Commission File Number)	(I.R.S. Employer Identification No.)

Two Enterprise Drive, Shelton, CT	06484

(Address of Principal Executive Offices)	(Zip Code)

(203) 925-3040

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 21, 2001, with the approval of the Audit Committee and the concurrence of the Board of Directors, FlexiInternational Software, Inc. (the “Registrant”) engaged Hill, Barth & King (“HBK”) as its independent auditors and dismissed its former independent auditors, Deloitte & Touche LLP (“Deloitte & Touche”), effective as of that date. Prior to the engagement of HBK, Deloitte & Touche had served as the independent auditors of the Registrant since December 1999. Prior to the engagement, there were no consultations between HBK and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

Deloitte & Touche’s audit of the Registrant’s financial statements for the year ended December 31, 2000, and issued audit report dated February 27, 2001, for fiscal year 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Deloitte & Touche’s audit of the Registrant’s financial statements for the year ended December 31, 1999, and issued audit report dated January 29, 2000, for fiscal year 1999, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for a qualification regarding the existence of substantial doubt about the Registrant’s ability to continue as a going concern. The foregoing qualification was not included in Deloitte & Touche’s audit report, dated February 27, 2001, for the following fiscal year.

There have been no disagreements between the Registrant and Deloitte & Touche in connection with the audit of the Registrant’s financial statements for the fiscal years ended December 31, 1999 and 2000, and in the subsequent interim period through December 21, 2001, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in its report on the Registrant’s financial statements for any such periods. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant’s two most recent fiscal years or the subsequent interim period through December 21, 2001 preceding the dismissal of Deloitte & Touche.

Deloitte & Touche furnished the Registrant with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

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16.1	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the United States Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXIINTERNATIONAL SOFTWARE, INC.

Date: December 21, 2001	By: /s/ Stefan R. Bothe

Stefan R. Bothe Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the United States Securities and Exchange Commission.

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